Morgan Stanley Institutional Fund Trust - Core
Plus Fixed Income Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3

Securities Purchased:	 ABN Amro Bank NV
4.250% due 2/2/2017
Purchase/Trade Date:	  1/30/2012
Offering Price of Shares: $99.902
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $465,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.16
Brokers: Barclays Capital Inc., BNP Paribas
Securities Corp., JP Morgan Securities LLC,
Morgan Stanley & Co. LLC, UBS Securities LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Mack-Cali Realty LP
4.500% due 4/18/2022
Purchase/Trade Date:	  4/10/12
Offering Price of Shares: $99.801
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund:  0.133
Percentage of Fund's Total Assets: 0.16
Brokers:  BofA Merrill Lynch, Citigroup, JP
Morgan, BB&T Capital Markets, BNY Mellon
Capital Markets, LLC, Capital One Southcoast,
Comerica Securities, Deutsche Bank Securities,
Mitsubishi UFJ Securities, PNC Capital Markets
LLC, RBS, SunTrust Robinson Humphrey, TD
Securities, US Bancorp, Wells Fargo
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Omnicom GRP Inc. 3.625%
due 5/1/2022
Purchase/Trade Date:	  4/18/12
Offering Price of Shares: $99.567
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $270,000
Percentage of Offering Purchased by Fund:  0.036
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, HSBC, Citigroup, JP
Morgan, Wells Fargo Securities, BNP Paribas,
Mitsubishi UFJ Securities, Deutsche Bank
Securities, Moelis & Company, Banca IMI,
Barclays, Mizuho Securities, SMBC Nikko, US
Bancorp, ANZ Securities, Danske Markets, ING,
The Williams Capital Group, L.P.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Altera Corp. 1.750% due
5/15/2017
Purchase/Trade Date:	  5/1/2012
Offering Price of Shares: $99.847
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $195,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Fund's Total Assets: 0.08
Brokers: BofA Merrill Lynch, JP Morgan, Morgan
Stanley, Citigroup, US Bancorp, The Williams
Capital Group, LP
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 CIT Group Inc. 5.00% due
5/15/2017
Purchase/Trade Date:	  5/1/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.028
Percentage of Fund's Total Assets: 0.14
Brokers: BofA Merrill Lynch, Barclays, Credit
Suisse, Morgan Stanley, UBS Investment Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 BP Capital Markets PLC
3.245% due 5/6/2022
Purchase/Trade Date:	  5/2/12
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.026
Percentage of Fund's Total Assets: 0.18
Brokers: Credit Suisse, Mizuho Securities, Morgan
Stanley, RBS, UBS Investment Bank
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Diageo Capital plc 1.500%
due 5/11/2017
Purchase/Trade Date:	  5/8/2012
Offering Price of Shares: $99.560
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.13
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Diageo Capital plc 2.875%
due 5/11/2022
Purchase/Trade Date:	  5/8/2012
Offering Price of Shares: $99.638
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.15
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Discovery Communications
Inc. 3.300% due 5/15/2022
Purchase/Trade Date:	  5/10/12
Offering Price of Shares: $99.167
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.090
Percentage of Fund's Total Assets: 0.18
Brokers: BofA Merrill Lynch, JP Morgan, RBS,
Citigroup, Credit Suisse, BNP Paribas, Credit
Agricole CIB, Goldman, Sachs & Co., Morgan
Stanley, RBC Capital Markets, Scotiabank,
SunTrust Robinson Humphrey, Wells Fargo
Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Republic Services Inc.
3.550% due 6/1/22
Purchase/Trade Date:	  5/14/12
Offering Price of Shares: $99.723
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.12
Brokers: Deutsche Bank Securities, Wells Fargo
Securities, Mitsubishi UFJ Securities, RBC Capital
Markets, Banca IMI, Goldman, Sachs & Co.,
SMBC Nikko
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Murphy Oil Corp. 4.000%
due 6/1/2022
Purchase/Trade Date:	  5/15/12
Offering Price of Shares: $99.786
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.07
Brokers: JP Morgan, Wells Fargo Securities, BofA
Merrill Lynch, DNB Markets, Citigroup, Deutsche
Bank Securities, Mitsubishi UFJ Securities,
Raymond James Morgan Keegan
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Cardinal Health Inc. 1.900%
due 6/15/17
Purchase/Trade Date:	  5/16/12
Offering Price of Shares: $99.831
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $335,000
Percentage of Offering Purchased by Fund: 0.134
Percentage of Fund's Total Assets: 0.13
Brokers: JP Morgan Securities LLC, Merrill Lynch,
Piece, Fenner & Smith Incorporated, Morgan
Stanley & Co. LLC, Credit Agricole Securities
(USA) Inc., PNC Capital Markets LLC, The
Huntington Investment Company, US Bancorp
Investments, Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 McDonald's Corp.1.875%
due 5/29/19
Purchase/Trade Date:	  5/23/12
Offering Price of Shares: $99.045
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Fund's Total Assets: 0.12
Brokers: Goldman, Sachs & Co., JP Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Morgan Stanley & Co. LLC,
Wells Fargo Securities, LLC, ANZ Securities, Inc.,
Barclays Capital Inc., BNP Paribas Securities Corp.,
Citigroup Global Markets Inc., HSBC Securities
(USA) Inc., ING Financial Markets LLC, Rabo
Securities USA, Inc., RBC Capital Markets, LLC,
RBS Securities Inc., SG Americas Securities, LLC,
Standard Chartered Bank, SunTrust Robinson
Humphrey, Inc., The  Williams Capital Group, L.P.,
U.S. Bancorp Investments, Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 United Technologies
Corporation 4.500% due 6/1/42
Purchase/Trade Date:	  5/24/12
Offering Price of Shares: $98.767
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $340,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, HSBC, JP Morgan,
BNP Paribas, Citigroup, Deutsche Bank Securities,
Goldman, Sachs & Co., RBS
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Eastman Chemical Company
3.600% due 8/15/2022
Purchase/Trade Date:	  5/29/12
Offering Price of Shares: $99.224
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Fund's Total Assets: 0.14
Brokers: Barclays, Citigroup, JP Morgan, BofA
Merrill Lynch, Morgan Stanley, RBS
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Kraft Foods Group Inc.
5.000% due 6/4/42
Purchase/Trade Date:	  5/30/12
Offering Price of Shares: $99.293
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.11
Brokers: Barclays, Citigroup, Goldman, Sachs &
Col., JP Morgan, RBS, Credit Suisse, Deutsche
Bank Securities, HSBC, Wells Fargo Securities,
BBVA Securities, BNP Paribas, BofA Merrill
Lynch, Credit Agricole CIB, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital
Markets, UBS Investment Bank, US Bancorp,
Blaylock Robert Van, LLC, The Williams Capital
Group L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Boston Properties LP
3.850% due 2/1/23
Purchase/Trade Date:	  5/31/12
Offering Price of Shares: $99.779
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: 0.18
Brokers: BofA Merrill Lynch, Citigroup, JP
Morgan, Morgan Stanley, Deutsche Bank
Securities, Wells Fargo Securities, BNY Mellon
Capital Markets, LLC, Mitsubishi UFJ Securities,
RBS, SunTrust Robinson Humphrey, TD Securities,
US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Deere & Co. 3.900% due
6/5/42
Purchase/Trade Date:	  6/5/12
Offering Price of Shares: $99.265
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $495,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.20
Brokers: BofA Merrill Lynch, Citigroup, Deutsche
Bank Securities, JP Morgan, Barclays, HSBC,
Credit Suisse, Mitsubishi UFJ Securities, Goldman,
Sachs & Co., RBC Capital Markets, BNP Paribas,
BNY Mellon Capital Markets, LLC, Fifth Third
Securities, Inc., Morgan Stanley, Santander,
Standard Chartered Bank, TD Securities, US
Bancorp, Wells Fargo Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Experian Finance plc
2.375% due 6/15/17
Purchase/Trade Date:	  6/26/12
Offering Price of Shares: $99.551
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $435,000
Percentage of Offering Purchased by Fund: 0.073
Percentage of Fund's Total Assets: 0.17
Brokers: BofA Merrill Lynch, RBS, Mitsubishi UFJ
Securities, Societe Generale, Barclays, BNP
Paribas, Credit Agricole CIB, ING, Mizuho
Securities, Santander, UBS Securities LLC, Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 America Movil SAB DE CV
3.125% due 7/16/2022
Purchase/Trade Date:	  7/9/12
Offering Price of Shares: $99.490
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.08
Brokers: Goldman, Sachs & Co., Morgan Stanley,
Citigroup, Mitsubishi UFJ Securities, Mizuho
Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 ING US Inc. 5.500% due
7/15/2022
Purchase/Trade Date:	  7/10/12
Offering Price of Shares: $99.946
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.047
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, Citigroup, JP
Morgan, Morgan Stanley, ING, BNY Mellon
Capital Markets, LLC, Deutsche Bank Securities,
RBC Capital Markets, RBS, SunTrust Robinson
Humphrey, Barclays Capital, Credit Suisse,
Goldman, Sachs & Co., UBS Investment Bank, US
Bancorp, BNP Paribas, Credit Agricole CIB, Lloyds
Securities, Mitsubishi UFJ Securities, nabSecurities,
LLC, PNC Capital Markets LLC, Scotiabank,
Standard Chartered Bank, The Williams Capital
Group, L.P., Wells Fargo Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Anheuser-Busch Inbev
Worldwide 3.750% due 7/15/2042
Purchase/Trade Date:	  7/11/2012
Offering Price of Shares: $99.092
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, Barclays, Deutsche
Bank Securities, BNP Paribas, Mitsubishi UFJ
Securities, Mizuho Securities, RBS, Societe
Generale, ING, Santander, Rabo Securities, SMBC
Nikko, TD Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 U.S. Bancorp 2.950% due
7/15/2022
Purchase/Trade Date:	  7/18/2012
Offering Price of Shares: $99.683
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $510,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Fund's Total Assets: 0.21
Brokers: Credit Suisse Securities (USA) LLC,
Morgan Stanley & Co. LLC, US Bancorp
Investments, Inc.
Purchased from: US Bank Corp Trust
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 eBay Inc. 1.350% due
7/15/2017
Purchase/Trade Date:	  7/19/2012
Offering Price of Shares: $99.943
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 0.12
Brokers: JP Morgan, Citigroup, Credit Suisse,
Deutsche Bank Securities, BofA Merrill Lynch,
Goldman, Sachs & Co., HSBC, Morgan Stanley,
RBS, Wells Fargo Securities, Barclays, BNP
Paribas, BNY Mellon Capital Markets, LLC,
Mitsubishi UFJ Securities, RBC Capital Markets,
Standard Chartered Bank, The Williams Capital
Group, L.P., UBS Investment Bank
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Federal Express Corp.
3.875% due 7/30/2042
Purchase/Trade Date:	  7/24/12
Offering Price of Shares: $98.480
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.10
Brokers: Goldman, Sachs & Co., JP Morgan, BofA
Merrill Lynch, Citigroup, Mizuho Securities, BNP
Paribas, Deutsche Bank Securities, Morgan Stanley,
Ramirez & Co., Inc., Raymond James Morgan
Keegan, Scotiabank, SunTrust Robinson
Humphrey, The Williams Capital Group, L.P.,
Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Schlumberger Norge AS
1.250% due 8/1/2017
Purchase/Trade Date:	  7/24/2012
Offering Price of Shares: $99.908
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.060
Percentage of Fund's Total Assets: 0.12
Brokers: Citgroup, JP Morgan, Societe Generale,
BNP Paribas, Deutsche Bank Securities, Mitsubishi
UFJ Securities, Morgan Stanley, Nordea Markets,
RBC Capital Markets, Standard Chartered Bank,
Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Altria Group Inc. 2.850%
due 8/9/2022
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.888
Total Amount of Offering: $1,900,000,000
Amount Purchased by Fund: $735,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Fund's Total Assets: 0.30
Brokers: Citigroup, Deutsche Bank Securities, JP
Morgan, Barclays, Credit Suisse, HSBC,
Scotiabank, Wells Fargo Securities, Banca IMI,
Goldman, Sachs & Co., Loop Capital Markets,
Morgan Stanley, RBC, Santander, The Williams
Capital Group, L.P., US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Celgene Corp. 3.250% due
8/15/2022
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.949
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $625,000
Percentage of Offering Purchased by Fund: 0.063
Percentage of Fund's Total Assets: 0.25
Brokers: BofA Merrill Lynch,  JP Morgan, Morgan
Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Time Warner Cable Inc.
4.500% due 9/15/2042
Purchase/Trade Date:	  8/7/2012
Offering Price of Shares: $99.439
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $130,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.05
Brokers: BNP Paribas, Citigroup, Morgan Stanley,
RNC Capital Markets, Credit Suisse, Barclays,
BNY Mellon Capital Markets, LLC, Credit
Agricole CIB, Deutsche Bank Securities, Goldman,
Sachs & Co., JP Morgan, Lloyds Securities,
Mitsubishi UFJ Securities, Mizuho Securities,
Ramirez & Co., Inc., RBS, SMBC Nikko, The
Williams Capital Group, L.P., UBS Investment
Bank, US Bancorp
Purchased from: BNP Paribas Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Thermo Fisher 3.150% due
1/15/2023
Purchase/Trade Date:	  8/15/2012
Offering Price of Shares: $99.475
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $315,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Fund's Total Assets: 0.13
Brokers: Goldman, Sachs & Co., J.P. Morgan, RBS,
Barclays, BofA Merrill Lynch, Deutsche Bank
Securities, Morgan Stanley, BNP Paribas, HSBC,
Mitsubishi UFJ Securities, Banca IMI, ING,
KeyBanc Capital Markets, Scotia Capital, US
Bancorp
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 EOG Resources Inc. 2.625%
due 3/15/2023
Purchase/Trade Date:	  9/15/2012
Offering Price of Shares: $99.381
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.036
Percentage of Fund's Total Assets: 0.19
Brokers: Barclays, Citigroup, JP Morgan, UBS
Investment Bank, Wells Fargo Securities, RBC
Capital Markets, Mitsubishi UFJ Securities, Societe
Generale, US Bancorp, Allen & Company LLC,
ANZ Securities, BB&T Capital Markets, BMO
Capital Markets, Comerica Securities, Credit
Suisse, Deutsche Bank Securities, DNB Markets,
Goldman, Sachs & Co., Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Waste Management Inc.
2.900% due 9/15/2022
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.681
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.070
Percentage of Fund's Total Assets: 0.15
Brokers: Barclays, BNP Paribas, BofA Merrill
Lynch, Goldman, Sachs & Co., JP Morgan, Morgan
Stanley, PNC Capital Markets LLC, Scotiabank, US
Bancorp
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wellpoint Inc. 3.300% due
1/15/2023
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.663
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $130,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.06
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, BofA Merrill Lynch, UBS Investment
Bank, Wells Fargo Securities, JP Morgan, Morgan
Stanley, SunTrust Robinson Humphrey, US
Bancorp, BB& T Capital Markets, BNY Mellon
Capital Makrets, LLC, Fifth Third Securities, Inc.,
Huntington Investment Company, Mitsubishi UFJ
Securities, Mizuho Securities, PNC Capital Markets
LLC, SMBC Nikko
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Avalonbay Communities
Inc. 2.950% due 9/15/2022
Purchase/Trade Date:	  9/6/2012
Offering Price of Shares: $99.785
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Fund's Total Assets: 0.13
Brokers: UBS Securities LLC, Goldman, Sachs &
Co., JP Morgan Securities LLC, BNY Mellon
Capital Markets, LLC, Mitsubishi UFJ Securities
(USA), Inc., SunTrust Robinson Humphrey, Inc.
Purchased from: UBS
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Starz LLC & Starz Finance
Corp. 5.00% due 9/15/2019
Purchase/Trade Date:	  9/6/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, Baclays Capital, JP
Morgan, RBC Capital Markets, RBS Securities
Corp., Scotia Capital Inc., SunTrust Robinson
Humphrey, Morgan Stanley, Wells Fargo Securities
LLC, Citigroup Capital Markets Inc., Credit Suisse,
SMBC Nikko Capital Markets Ltd., US Bancorp
Investments Inc.
Purchased from: SunTrust Robinson Humphrey
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 FMC Technologies Inc.
3.450% due 10/1/2022
Purchase/Trade Date:	  9/18/2012
Offering Price of Shares: $99.915
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $145,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.06
Brokers: JP Morgan, Wells Fargo Securities, DNB
Markets, Mitsubishi UFJ Securities, RBS, US
Bancorp
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Credit Agricole SA 3.000%
due 10/1/2017
Purchase/Trade Date:	  9/24/2012
Offering Price of Shares: $99.982
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $575,000
Percentage of Offering Purchased by Fund: 0.058
Percentage of Fund's Total Assets: 0.25
Brokers: Credit Agricole SA, Deutsche Bank
Securities Inc., JP Morgan Securities, Morgan
Stanley
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Watson Pharmaceuticals Inc.
3.250% due 10/1/2022
Purchase/Trade Date:	  9/27/2012
Offering Price of Shares: $99.165
Total Amount of Offering: $1,700,000,000
Amount Purchased by Fund: $95,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.04
Brokers: BofA Merrill Lynch, Wells Fargo
Securities, Barclays, JP Morgan, Deutsche Bank
Securities, DNB Markets, HSBC, RBS, US Bancorp
Purchased from:  Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Watson Pharmaceuticals Inc.
4.625% due 10/1/2042
Purchase/Trade Date:	  9/27/2012
Offering Price of Shares: $98.516
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.02
Brokers: BofA Merrill Lynch, Wells Fargo
Securities, Barclays, JP Morgan, Mizuho Securities,
DNB Markets, HSBC, RBS, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 NBC Universal Media LLC
2.875% due 1/15/2023
Purchase/Trade Date:	  9/28/2012
Offering Price of Shares: $99.817
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.06
Brokers: Credit Suisse, JP Morgan , Morgan
Stanley, RBC Capital Markets, Barclays, BNP
Paribas, BofA Merrill Lynch, Citigroup, Deutsche
Bank Securities, Goldman, Sachs & Co., Lloyds
Securities, Mizuho Securities, RBS, SMBC Nikko,
UBS Investment Bank, Wells Fargo Securities,
Santander, US Bancorp, Allen & Company LLC,
Gleacher & Company, DnB NOR Markets, PNC
Capital Markets LLC, SunTrust Robinson
Humphrey, TD Securities, Loop Capital Markets,
The Williams Capital Group, L.P., Drexel
Hamilton, Lebenthal Capital Markets, MFR
Securities, Inc. Ramirez & Co., Inc.
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.